                                                            Exhibit 21
                                                            ----------

                                SUBSIDIARIES OF
                                ---------------

                         CONTINENTAL CABLEVISION, INC.
                         ----------------------------
                                    ("CCI")

                                                                    Percentage
                                                                     of Stock
                                                                    or General
                             Jurisdiction    Number of   Names of   Partnership
                                  of          Shares      Owners     Interests
Name                         Organization     Issued     of Record     Owned
----                         ------------    ---------   ---------  -----------
Alrif Co., Inc.              Massachusetts    100,000    CCJ            100.00%

Alternet of Virginia         Virginia           NA       CTCV            63.00%
                                                         Others          37.00%

American Cablesystems
 Corporation ("ACC")         Delaware          1,000     CCI            100.00%

American Cablesystems of
 California, Inc. ("ACCal")  California      6,000,000
                                              common     ACC            100.00%
                                              600,000
                                             preferred   ACC            100.00%

American Cablesystems of
 New York, Inc.              New York          50,000    ACC            100.00%

American Cablesystems of
 South Central Los Angeles,
 Inc.                        Delaware          10,626    ACCal           84.16%


                                                                    Percentage
                                                                     of Stock
                                                                    or General
                             Jurisdiction    Number of   Names of   Partnership
                                  of          Shares      Owners     Interests
Name                         Organization     Issued     of Record     Owned
----                         ------------    ---------   ---------  -----------
CCF Management Services,
 Inc.                        Florida           1,000     Colony         100.00%

CCI Cable News, Inc.         Massachusetts     1,000     CCII           100.00%

CCI Management Services,
 Inc.                        California        1,000     Colony         100.00%

CCI Telecommunications
 of Virginia, Inc.           Virginia          1,000     CTC            100.00%

Colony Communications, Inc.
 ("Colony")                  Rhode Island      50,000    CCI            100.00%

Colony Cablevision of
 Lakewood, Inc.              California        l,000     Colony         100.00%

Colony Interconnects, Inc.   Delaware          1,000     Colony         100.00%

Continental Cablevision
 Acquisitions of Northern
 Illinois, Inc.              Illinois           100      CCI            100.00%

Continental Cablevision
 Asia Pacific, Inc.
 ("CCAP")                    Massachusetts      100      CCI            100.00%

                                                                    Percentage
                                                                     of Stock
                                                                    or General
                             Jurisdiction    Number of   Names of   Partnership
                                  of          Shares      Owners     Interests
Name                         Organization     Issued     of Record     Owned
----                         ------------    ---------   ---------  -----------
Continental Cablevision
 Asset Management
 Corporation                 Massachusetts      100      CCII           100.00%

Continental Cablevision
 Digital Radio, Inc.         Massachusetts     1,000     CCI            100.00%

Continental Cablevision
 Investments, Inc.
 ("CCII")                    Delaware           100      CCI            100.00%

Continental Cablevision of
 Australia, Inc.             Massachusetts      100      CCI            100.00%

Continental Cablevision of
 Brockton, Inc.              Delaware          13,980    CCI             99.90%
                                                 7       Others           0.10%

Continental Cablevision of
 California, Inc.            California       200,000    CCI            100.00%


Continental Cablevision of
 Eastern Michigan, Inc.      Delaware            1       CCM            100.00%

Continental Cablevision of
 Illinois, Inc.              Delaware          5,000     CCI            100.00%

                                                                    Percentage
                                                                     of Stock
                                                                    or General
                             Jurisdiction    Number of   Names of   Partnership
                                  of          Shares      Owners     Interests
Name                         Organization     Issued     of Record     Owned
----                         ------------    ---------   ---------  -----------
Continental Cablevision of
 Jacksonville, Inc.          Florida            100      CCI            100.00%

Continental Cablevision of                    172.95                    100.00%
 Manchester, Inc.            Maryland         Voting
                                              Common     CCNE
                                              521.62                    100.00%
                                            Non-Voting
                                              Common

Continental Cablevision of
 Massachusetts,
 Inc.("CCMA")                Massachusetts     1,000     CCI            100.00%

Continental Cablevision of
 Michigan, Inc. ("CCMI")     Michigan            10      CCI            100.00%

Continental Cablevision of
 Minnesota, Inc. ("CCMN")    Minnesota           100     CCI            100.00%

Continental Cablevision of
 Needham, Inc.               Delaware           4,788    CCI             99.80%
                                                  11     Others           0.20%

Continental Cablevision of
 New England, Inc. ("CCNE")  New Hampshire       200     CCI            100.00%

Continental Cablevision of
 Northern Illinois, Inc.     Delaware            100     CCI            100.00%

Continental Cablevision of
 Ohio, Inc.                  Ohio                 2      CCI            100.00%

                                                                    Percentage
                                                                     of Stock
                                                                    or General
                             Jurisdiction    Number of   Names of   Partnership
                                  of          Shares      Owners     Interests
Name                         Organization     Issued     of Record     Owned
----                         ------------    ---------   ---------  -----------
Continental Cablevision of
 Richmond, Inc.              Virginia          800,000   CCVA           100.00%
                                               Class A
                                               Common

                                               460,000   CCVA           100.00%
                                              Preferred

                                                71,500   Others          36.00%
                                               Class B
                                               Common

                                               128,500   CCVA            64.00%
                                               Class B
                                               Common

Continental Cablevision of
 Southeastern Michigan,
 Inc.                        Michigan            100     CCII           100.00%

Continental Cablevision of
 St. Louis County, Inc.      Delaware            100     CCI            100.00%

Continental Cablevision of
 St. Paul, Inc.              Minnesota          26,000   CCI            100.00%

                                                                    Percentage
                                                                     of Stock
                                                                    or General
                             Jurisdiction    Number of   Names of   Partnership
                                  of          Shares      Owners     Interests
Name                         Organization     Issued     of Record     Owned
----                         ------------    ---------   ---------  -----------
Continental Cablevision of
 Sierra Valleys, Inc.
 ("CCSV")                    California          100     CCI            100.00%

Continental Cablevision of
 Southern New England, Inc.  Massachusetts       550     Colony         100.00%

Continental Cablevision of
 Virginia, Inc. ("CCVA")     Virginia           1,000    CCI            100.00%

Continental Cablevision of
 Western New England, Inc.   Delaware            100     CCI            100.00%

Continental Cablevision
 Satellite Company of
 Northern California, Inc.   California          100     CCI            100.00%

Continental Fiberphone,
 Inc.                        Massachusetts       100     CTC            100.00%

Continental Fiber                                80      CTC             80.00%
 Technologies, Inc.          Florida             20      Others          20.00%

Continental Florida          Florida             100     CTC            100.00%
Telecommunications, Inc.

Continental Information
 Technology Systems, Inc.    Massachusetts       100     CTC            100.00%

                                                                    Percentage
                                                                     of Stock
                                                                    or General
                             Jurisdiction    Number of   Names of   Partnership
                                  of          Shares      Owners     Interests
Name                         Organization     Issued     of Record     Owned
----                         ------------    ---------   ---------  -----------
Continental Internet, Inc.   Massachusetts       100     CTC            100.00%

Continental Online of
 California, Inc.            California          100     CTC            100.00%

Continental Online of
 Florida, Inc.               Florida             100     CTC            100.00%

Continental Online of
 Illinois, Inc.              Illinois            100     CTC            100.00%

Continental Online of
 New England, Inc.           Massachusetts       100     CTC            100.00%

Continental Online-
 Midwest, Inc.               Ohio                100     CTC            100.00%

Continental Programming
 Partners I, Inc.            Massachusetts       100     CCIV           100.00%

Continental Satellite
 Company, Inc.               Massachusetts       100     CCI            100.00%

Continental Satellite        Illinois            100     CCI            100.00%
 Company of Chicago, Inc.

                                                                    Percentage
                                                                     of Stock
                                                                    or General
                             Jurisdiction    Number of   Names of   Partnership
                                  of          Shares      Owners     Interests
Name                         Organization     Issued     of Record     Owned
----                         ------------    ---------   ---------  -----------
Continental Satellite        Florida            100      CCJ            100.00%
 Company of Florida, Inc.

Continental Satellite        Illinois           100      CCI            100.00%
 Company of Illinois, Inc.

Continental Satellite
 Company of Michigan, Inc.   Michigan           100      CCMI           100.00%

Continental Satellite
 Company of Minnesota, Inc.  Minnesota          100      CCI            100.00%

Continental Satellite
 Company of New England,
  Inc.                       New Hampshire      100      CCI            100.00%

Continental Satellite
 Company of Ohio, Inc.       Ohio               100      CCI            100.00%

Continental Satellite
 Company of Virginia, Inc.   Virginia           100      CCI            100.00%

Continental Cablevision
 Singapore Pte Ltd.          Singapore        100,000    CCAP           100.00%
                                              Common
                                             1,265,000   CCAP           100.00%
                                             Preferred

                                                                    Percentage
                                                                     of Stock
                                                                    or General
                             Jurisdiction    Number of   Names of   Partnership
                                  of          Shares      Owners     Interests
Name                         Organization     Issued     of Record     Owned
----                         ------------    ---------   ---------  -----------
Continental
 Telecommunications
 Corp. ("CTC")               Massachusetts      l00      CCI        l00.00%

Continental
 Telecommunications
 Corp. of Los Angeles        California         100      CTC        100.00%

Continental
 Telecommunications
 Corp. of Michigan           Michigan           100      CTC        100.00%

Continental
 Telecommunications
 Corp. of Minnesota          Minnesota          100      CTC        100.00%

Continental
 Telecommunications
 Corp. of New England        Massachusetts      100      CTC        l00.00%

Continental
 Telecommunications
 Corp. of Ohio               Ohio               100      CTC        100.00%

Continental
 Telecommunications
 Corp. of St. Louis County   Illinois           100      CTC        100.00%

Continental
 Telecommunications
 Corp. of Virginia           Virginia           100      CTC        100.00%

Continental
 Telecommunications
 of California, Inc.         California         100      CTC        100.00%

                                                                    Percentage
                                                                     of Stock
                                                                    or General
                             Jurisdiction    Number of   Names of   Partnership
                                  of          Shares      Owners     Interests
Name                         Organization     Issued     of Record     Owned
----                         ------------    ---------   ---------  -----------
Continental
 Telecommunications
 of Illinois, Inc.           Illinois           100      CTC            100.00%

Continental
 Telecommunications
 of Massachusetts, Inc.      Massachusetts      100      CTC            100.00%

Continental
 Telecommunications
 of Michigan, Inc.           Michigan           100      CTC            100.00%

CCI Telecommunications of
 New Hampshire, Inc.         New Hampshire      100      CTC            100.00%

Continental
 Telecommunications
 of Ohio, Inc.               Ohio               100      CTC            100.00%

Continental Teleport, Inc.
 ("CTI")                     Massachusetts      100      CTC            100.00%

Continental Teleport Corp.
 of Florida                  Florida            100      CTC            100.00%

Continental Teleport
 Partners, Inc.              Massachusetts      l00      CTC            l00.00%

Copley/Colony, Inc.          Delaware          1,000     Colony         100.00%
 ("Copley")                                   Class A
                                               1,000
                                              Class B

                                                                    Percentage
                                                                     of Stock
                                                                    or General
                             Jurisdiction    Number of   Names of   Partnership
                                  of          Shares      Owners     Interests
Name                         Organization     Issued     of Record     Owned
----                         ------------    ---------   ---------  -----------
Copley/Colony Cablevision
 of Costa Mesa, Inc.         California        1,000     Copley         100.00%

Copley/Colony Cablevision
 of Cypress, Inc.            California        1,000     Copley         100.00%

Copley/Colony Cablevision
 of Lomita, Inc.             California        1,000     Copley         100.00%

Copley/Colony Cablevision
 of Los Angeles County, Inc  California        2,065     Copley         100.00%

Copley/Colony Cablevision
 of Orange County, Inc.      California         100      Copley         100.00%

Copley/Colony Harbor
 Cablevision, Inc.           California        1,725     Copley         100.00%

Dynamic Cablevision of
 Florida, Inc.               Florida            900      Colony         100.00%

Fostoria Communications,
 Inc.                        Massachusetts      100      CCII           100.00%

Fresno Cable TV Limited      California        9,000     CCSV           100.00%
RS,G                                           Common
                                               1,000     CCSV           100.00%
                                             Preferred

                                                                    Percentage
                                                                     of Stock
                                                                    or General
                             Jurisdiction    Number of   Names of   Partnership
                                  of          Shares      Owners     Interests
Name                         Organization     Issued     of Record     Owned
----                         ------------    ---------   ---------  -----------
Greater Boston Cable         Massachusetts       NA      CCMA            50.00%
 Advertising                                             CCNE            50.00%

King Videocable Company      Washington        428,500   Colony         100.00%
 ("KVC")

King Videocable Company -
 Minnesota                   Washington       3,001,000  KVC            100.00%
                                                Common
                                               377,050
                                               Class A
                                              Preferred
                                              1,320,000
                                               Class B
                                              Preferred

King Videocable Company-
 Newhall                     California         7,125    KVC            100.00%

King Videocable Company-
 Twin Falls ("KV-TF")        Idaho             10,000    KVC            100.00%

King Videocable Company-
 Idaho                       Colorado          50,000    KV-TF          100.00%

King Videocable Company-
 Valencia                    California         1,500    KVC            100.00%

                                                                    Percentage
                                                                     of Stock
                                                                    or General
                             Jurisdiction    Number of   Names of   Partnership
                                  of          Shares      Owners     Interests
Name                         Organization     Issued     of Record     Owned
----                         ------------    ---------   ---------  -----------
Milton Cablesystems
 Corporation                 Massachusetts     10,706.5  ACC             99.00%
                                                 130.0   Others           1.00%
Minnesota Cable
 Communications Holding
 Company Inc ("MCCH").       Delaware            100     CCMN           100.00%

Pilot House Associates,
 Inc.                        Massachusetts       100     CCII           100.00%

Nor Cal Cablevision, Inc.    California         11,700   CCSV           100.00%

S.A. Ventures, Inc.          Massachusetts       100     CCI            100.00%
("SAV")

Telcab Communications, Inc.  Nevada            500,000   CCSV           100.00%

Telefiber Networks           Illinois            100     CTC            100.00%
 of Illinois, Inc.

U.S. Cablevision Corp.       Rhode Island       1,000    Colony         100.00%

Vision-Cable Company
 of Rhode Island, Inc.       Rhode Island       10,000   Colony         100.00%

Upper Midwest Cable
 Partners*                   Minnesota            NA     MCCH            34.33%

                                                                    Percentage
                                                                     of Stock
                                                                    or General
                             Jurisdiction    Number of   Names of   Partnership
                                  of          Shares      Owners     Interests
Name                         Organization     Issued     of Record     Owned
----                         ------------    ---------   ---------  -----------
Southwest Florida Cable
 Advertising**               Florida              NA     Colony       67.40% of
                                                         Inter-       Preferred
                                                         connects     69.60% of
                                                         Inc.         Regular
                                                                      Partner-
                                                                      ships
                                                                      Interests


*  MCCH is the managing partner.

**Colony Interconnects, Inc. is the managing partner.